SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2004

Exact Name of Registrant as Specified
in its Charter, State of Incorporation,
Commission	Address of Principal Executive Offices	I.R.S. Employer
File Number	and Telephone Number	Identification No.
1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-2198	The Detroit Edison Company	38-0478650
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

1-7310	Michigan Consolidated Gas Company	38-0478040
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000

Item 7. Financial Statements and Exhibits

99.1	Earnings Release of DTE Energy Company (“DTE Energy”) dated July 29, 2004, including reconciliation and representations required by Regulation G.

99.2	Financial Information Distributed for Media and Investor Relations Communications dated July 29, 2004.

Item 12. Results of Operations and Financial Condition

     DTE Energy is furnishing the Securities and Exchange Commission (“SEC”) with its earnings release issued July 29, 2004, announcing financial results for the quarter ended June 30, 2004. A copy of the earnings release and the financial information distributed for media and investor relations communications are furnished as Exhibits 99.1 and 99.2 to this report and contain the reconciliation and representations required by the SEC’s Regulation G.

Forward-Looking Statements:

     This Form 8-K contains “forward-looking statements” that are subject to various assumptions, risks and uncertainties. They should be read in conjunction with the forward-looking statements in each of DTE Energy’s, The Detroit Edison Company’s (“Detroit Edison”) and Michigan Consolidated Gas Company’s (“MichCon”) 2003 Form 10-K (which forward-looking statements are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy’s, Detroit Edison’s and MichCon’s actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 29, 2004

DTE ENERGY COMPANY (Registrant)
/s/Daniel G. Brudzynski
Daniel G. Brudzynski
Vice President and Controller

THE DETROIT EDISON COMPANY (Registrant)
/s/Daniel G. Brudzynski
Daniel G. Brudzynski
Vice President and Controller

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)
/s/Daniel G. Brudzynski
Daniel G. Brudzynski
Vice President and Controller

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Exhibit Index

Exhibit Number	Description

99.1	Earnings Release of DTE Energy, dated July 29, 2004, including reconciliation and representations required by Regulation G.

99.2	Financial Information Distributed for Media and Investor Relations Communications dated July 29, 2004.

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